EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kevan Casey, certify, pursuant to 18 U.S.C. Section 1350, as adopted  pursuant  to  Section  906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Striker Oil & Gas, Inc. on Form 10-KSB for the annual period ended December 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such  Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Striker Oil & Gas, Inc.

Date:  April 15, 2008

By:  _/s/  Kevan Casey_____________________________
        Kevan Casey
        Chief Executive Officer